SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 000-26076
event reported) February 8, 2006

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Cockeysville, MD  21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 8, 2006, Sinclair Broadcast Group, Inc. (the “Company”) announced the completion of the sale of the FCC license assets (the “License Assets”) of WEMT-TV (the “Station”) in Tri-Cities, Tennessee.  The sale of the License Assets was subject to the Federal Communications Commission’s approval and was completed in accordance with the Asset Purchase Agreement (the “License Purchase Agreement”) among Aurora Broadcasting, Inc. and our wholly owned subsidiary, Sinclair Properties, LLC pursuant to which Aurora Broadcasting, Inc. acquired the License Assets.  The closing relating to the non-license assets occurred on May 16, 2005 upon entry into the Asset Purchase Agreement (the “Station Purchase Agreement”) among our wholly owned subsidiary, Sinclair Properties, LLC and BlueStone Television, Inc.  Since May 16, 2005, the Company has been operating the station under a certain interim operating agreement with BlueStone Television, Inc.  The License Purchase Agreement and the Station Purchase Agreement, each dated as of May 16, 2005, were filed as exhibits to the Company’s Current Report on Form 8-K filed on May 20, 2005.  The Station was sold for approximately $5.6 million and the License Assets were sold for approximately $1.4 million.  The net cash proceeds will be used in the normal course of operations and for capital expenditures.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The unaudited pro forma condensed consolidated balance sheet presented below is based on the historical financial statements of the Company and give effect to the disposition of WEMT as of September 30, 2005.  The unaudited pro forma condensed consolidated statements of operations presented below are based on the historical financial statements of the Company and give effect to the disposition of WEMT for the years ended December 31, 2004, 2003 and 2002.  WEMT has been accounted for as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 in accordance with the Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.”  Accordingly, an unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2005 is not required to be included below.  In the opinion of the Company’s management, all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made.

This unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations is presented for illustrative purposes only and is not necessarily indicative of the financial position that would have been achieved had the pro forma events described in the notes to the pro forma condensed consolidated balance sheet and condensed consolidated statements of operations described above not been completed as of the date indicated.  The following unaudited pro forma condensed consolidated balance sheet and condensed consolidated statements of operations should be read in conjunction with the Company’s financial statements and the accompanying notes to the financial statements included in the Company’s Annual Report on Form 10-K, as amended, for the years ended December 31, 2004 and 2002, the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, as well as the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005.

SINCLAIR BROADCAST GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2005

(Unaudited) (in thousands)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS:

CURRENT ASSETS	$217,833	$(3,278	)(1)	$214,555

PROPERTY & EQUIPMENT, net	312,002	—		312,002
GOODWILL, net	1,047,958	—		1,047,958
BROADCAST LICENSES, net	409,620	—		409,620
DEFINITE-LIVED INTANGIBLE ASSETS, net	229,550	—		229,550
OTHER ASSETS	95,578	—		95,578
Total assets	$2,312,541	$(3,278)		$2,309,263

LIABILITIES AND SHAREHOLDERS’ EQUITY:

CURRENT LIABILITIES	$239,364	$(1,460	)(2)	$236,382
		1,727	(3)
		(3,249	)(4)
LONG-TERM LIABILITIES:
Notes payable, capital leases and commercial bank financing, less current portion	1,427,810	—		1,427,810
Notes and capital leases payable to affiliates, less current portion	16,120	—		16,120
Other long-term liabilities	392,463	(748	)(5)	391,715
Total liabilities	2,075,757	(3,730)		2,072,027

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES	5,782	—		5,782

SHAREHOLDERS’ EQUITY:
Common stock	854	—		854
Additional paid-in capital	590,158	—		590,158
Accumulated deficit	(360,010)	452	(6)	(359,558)

Total shareholders’ equity	231,002	452		231,454

Total liabilities and shareholders’ equity	$2,312,541	$(3,278)		$2,309,263

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SINCLAIR BROADCAST GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited) (in thousands, except per share data)

	Historical	Pro Forma Adjustments (7)		Pro Forma
REVENUES:
Station broadcast revenues, net of agency commissions	$637,186	$(2,577)		$634,609
Revenues realized from station barter arrangements	58,039	(226)		57,813
Other operating divisions’ revenue	13,054	—		13,054
Total revenues	708,279	(2,803)		705,476

OPERATING EXPENSES:
Station production expenses	148,408	(817)		147,591
Station selling, general and administrative expenses	154,352	(1,552)		152,800
Expenses recognized from station barter arrangements	53,494	(135)		53,359
Amortization of program contract costs and net realizable value adjustments	89,938	(786)		89,152
Stock-based compensation expense	1,603	(8)		1,595
Other operating divisions’ expenses	14,932	—		14,932
Depreciation and amortization of property and equipment	48,617	(459)		48,158
Corporate general and administrative expenses	21,160	(1)		21,159
Amortization of definite-lived intangible assets and other assets	18,544	(62)		18,482
Total operating expenses	551,048	(3,820)		547,228
Operating income	157,231	1,017		158,248

OTHER INCOME (EXPENSE):
Interest expense and amortization of debt discount and deferred financing costs	(120,400)	—		(120,400)
Unrealized gain on derivative instruments	29,388	—		29,388
Impairment of goodwill	(44,055)	—		(44,055)
Other income, net	3,022	—		3,022
Total other expense	(132,045)	—		(132,045)
Income from continuing operations before income taxes	25,186	1,017		26,203

Income tax provision	(11,182)	(329	)(8)	(11,511)
INCOME FROM CONTINUING OPERATIONS	$14,004	$688		$14,692

BASIC AND DILUTED EARNINGS PER SHARE:
Earnings per share from continuing operations	$0.04	$0.01		$0.05
Weighted average common shares outstanding	85,590	N/A		85,590
Weighted average common and common equivalent shares outstanding	85,741	N/A		85,741

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SINCLAIR BROADCAST GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited) (in thousands, except per share data)

	Historical	Pro Forma Adjustments (7)		Pro Forma
REVENUES:
Station broadcast revenues, net of agency commissions	$614,682	$(2,789)		$611,893
Revenues realized from station barter arrangements	59,155	(310)		58,845
Other operating divisions’ revenue	14,568	—		14,568
Total revenues	688,405	(3,099)		685,306

OPERATING EXPENSES:
Station production expenses	142,469	(813)		141,656
Station selling, general and administrative expenses	138,284	(1,426)		136,858
Expenses recognized from station barter arrangements	54,315	(211)		54,104
Amortization of program contract costs and net realizable value adjustments	98,966	(587)		98,379
Stock-based compensation expense	1,397	(6)		1,391
Other operating divisions’ expenses	16,375	—		16,375
Depreciation and amortization of property and equipment	44,004	(441)		43,563
Corporate general and administrative expenses	19,532	(1)		19,531
Amortization of definite-lived intangible assets and other assets	18,797	(62)		18,735
Total operating expenses	534,139	(3,547)		530,592
Operating income	154,266	448		154,714

OTHER INCOME (EXPENSE):
Interest expense and amortization of debt discount and deferred financing costs	(121,165)	—		(121,165)
Subsidiary trust minority interest expense	(11,246)	—		(11,246)
Unrealized gain from derivative instruments	17,354	—		17,354
Loss from extinguishment of debt	(15,187)	—		(15,187)
Other income, net	2,488	—		2,488
Total other expense	(127,756)	—		(127,756)
Income from continuing operations before income taxes	26,510	448		26,958

Income tax provision	(10,676)	(142	)(8)	(10,818)
INCOME FROM CONTINUING OPERATIONS	$15,834	$306		$16,140

BASIC AND DILUTED EARNINGS PER SHARE:
Earnings per share from continuing operations	$0.06	$0.01		$0.07
Weighted average common shares outstanding	85,651	N/A		85,651
Weighted average common and common equivalent shares outstanding	85,793	N/A		85,793

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

SINCLAIR BROADCAST GROUP, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(Unaudited) (in thousands, except per share data)

	Historical	Pro Forma Adjustments (7)		Pro Forma
REVENUES:
Station broadcast revenues, net of agency commissions	$624,375	$(2,814)		$621,561
Revenues realized from station barter arrangements	57,628	(310)		57,318
Other operating divisions’ revenue	4,344	—		4,344
Total revenues	686,347	(3,124)		683,223

OPERATING EXPENSES:
Station production expenses	132,146	(872)		131,274
Station selling, general and administrative expenses	134,978	(1,447)		133,531
Expenses recognized from station barter arrangements	51,283	(166)		51,117
Amortization of program contract costs and net realizable value adjustments	117,255	(461)		116,794
Stock-based compensation expense	1,301	(13)		1,288
Other operating divisions’ expenses	6,051	—		6,051
Depreciation and amortization of property and equipment	38,211	(369)		37,842
Corporate general and administrative expenses	17,797	—		17,797
Amortization of definite-lived intangible assets and other assets	18,965	(62)		18,903
Total operating expenses	517,987	(3,390)		514,597
Operating income	168,360	266		168,626

OTHER INCOME (EXPENSE):
Interest expense and amortization of debt discount and deferred financing costs	(118,114)	—		(118,114)
Subsidiary trust minority interest expense	(23,890)	—		(23,890)
Unrealized loss from derivative instruments	(30,939)	—		(30,939)
Loss from extinguishment of debt	(15,362)	—		(15,362)
Other income, net	2,060	—		2,060
Total other expense	(186,245)	—		186,245
(Loss) income from continuing operations before income taxes	(17,885)	266		(17,619)

Income tax benefit	7,591	(93	)(8)	7,498
(LOSS) INCOME FROM CONTINUING OPERATIONS	$(10,294)	$173		$(10,121)

BASIC AND DILUTED LOSS PER SHARE:
Earnings per share from continuing operations	$(0.24)	$—		$(0.24)
Weighted average common shares outstanding	85,337	N/A		85,337
Weighted average common and common equivalent shares outstanding	85,580	N/A		85,580

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS:

1.                          The following table sets forth the items included in the pro forma adjustment of current assets to remove WEMT’s assets held for sale as of September 30, 2005 (in thousands):

Broadcast licenses, net	$1,278
Property and equipment, net	440
Definite-lived intangibles, net	621
Program contract costs	939
Total current assets	$3,278

2.                          The pro forma adjustment of current liabilities is to remove WEMT’s liabilities held for sale as of September 30, 2005 which is comprised of program contracts payable.

3.                          Represents the current tax provision on the gain from the sale of WEMT, calculated in accordance with SFAS 109, “Accounting for Income Taxes” (SFAS 109).

4.                          Represents the deferred gain from the sale of WEMT station assets.

5.                          Represents the deferred tax benefit on the gain from the sale of WEMT, calculated in accordance with SFAS 109.

6.                          Represents the gain from sale of discontinued operations, net of taxes, for WEMT.

7.                          Represents the revenues and expenses resulting from operating WEMT in the ordinary course of business for each period presented.

8.                          Represents the income tax benefit from the pre-tax net operating losses of WEMT for each period presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Vice President / Chief Accounting Officer

Dated: February 14, 2006